UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2023

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The Company received notice, dated March 23, 2023 (the “Notice”), from Citizens Bank, N.A, as Agent (“Agent”) under the Amended and Restated Credit Agreement dated as of November 8, 2018, as amended, among Unique Fabricating NA, Inc. and Unique - Intasco Canada, Inc. (the “Borrowers”), their subsidiaries (the “Guarantors”), the Agent and the financial institutions signatory thereto (the “Lenders”) that the Borrowers and Guarantors are in default under the Credit Agreement and other loan documents as a result of the failure to repay the indebtedness under the Credit Agreement by the repayment date, February 17, 2023. The notice stated that as of its date, the Agent and the Lenders will no longer allow automatic advances under the revolving line of credit. From and after March 23, 2023 any further advances under the revolving line of credit will be at the discretion of the Lenders and subject to such additional terms and conditions as may be required by the Lenders for any such advances. The notice further stated that as a result of the default, the Agent and Lenders are entitled to, and reserve their rights to, pursue their rights and remedies available to them under the terms of the loan documents, at law or in equity to protect their interests, as determined by the Agent and the Lenders in their sole discretion. As of March 23, 2023, there was $44.1 million principal outstanding under the Credit Agreement, including under the revolving line of credit, term loans and capital expenditure loans.
The summary of the Notice does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Notice filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.
Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:
EXHIBIT INDEX

Exhibit No.	Description
10.1	Notice dated March 23, 2023
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: March 24, 2023	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer